LEASE


                               AGREEMENT OF LEASE



                           signed on December 27, 1997

                                     between


                              9033-0176 Quebec inc



                                 (the "Lessor")

                                       and


                               Millenia Hope Inc.

                                 (the "Lessee")

                                Table of Contents


PARTIES
Article 1 ESSENTIAL DISPOSITIONS, DEFINITIONS AND INTENT
Article 2 LEASE AND DELIVERY OF LEASED PREMISES
Article 3 SERVICES FURNISHED TO THE LESSEE
Article 4 RENT
Article 5 USAGE OF A SECRETARY AND OFFICE EQUIPMENT
Article 6 USE AND MAINTENANCE OF LEASED PREMISES
Article 7 LEASEHOLD IMPROVEMENTS
Article 8 ACCESS BY LESSOR TO LEASED PREMISES
Article 9 DAMAGE AND DESTRUCTION
Article 10 EXPROPRIATION
Article 11 DAMAGES
Article 12 SIGNS AND ADVERTISING
Article 13 COMPLIANCE WITH LAWS AND INDEMNIFICATION
Article 14 SUBLET AND ASSIGNMENT
Article 15 ASSIGNMENT BY LESSOR
Article 16 DEFAULT AND RECOURSE
Article 17 NOTICE 22
Article 18 TERMINATION OF LEASE
Article 19 UNAVOIDABLE DELAY
Article 20 MODIFICATION OF LEASE AND PERFORMANCE BY A THIRD PARTY
Article 21 MISCELLANEOUS
Article 22 REGULATIONS
Article 23 SPECIAL PROVISIONS/SCHEDULES

SCHEDULES

SCHEDULE "A"  REGULATIONS
SCHEDULE "B"  LESSEE'S RESOLUTION

                               AGREEMENT OF LEASE

BETWEEN: 9033-0176 Quebec inc., a company duly incorporated under the laws of the Province of Quebec, having its head office at 634 Louviere, Vimont, Laval, H7W 5G7, , hereinacting and represented by, Leasing Director, duly authorised for the purposes hereof, as they so declare;

   (hereinafter referred to as the "Lessor")

AND: MILLENIA HOPE INC., a company duly incorporated under the law of Delaware United States, having its head office at 4055 ST. Catherine w., Westmount, Quebec H3Z 3J8 herein acting and duly represented by Leonard Stella, its President duly authorised for the purposes hereof, as declared and as more fully set forth in the resolution attached hereto as Schedule "B";

   (hereinafter referred to as the "Lessee")

THE PARTIES HEREBY MUTUALLY AGREE AS FOLLOWS:

ARTICLE 1
ESSENTIAL DISPOSITIONS, DEFINITIONS AND INTENT

1.1 Essential dispositions - Following are certain essential dispositions of the Lease which are further acknowledged in the Lease:

          1.1.1 LEASED PREMISES: means premises of an approximate area of two thousand five hundred square feet (2500 sq. ft.) ("Leasable Area of the Leased Premises identified as premises number 142 ("Leased Premises") of the building located at 4055 St. Catherine w., Westmount, Quebec, H3Z 3J8 ("Building").

          1.1.2 TERM: the period ("Term") beginning , the first of January or the date on which the Lessee takes possession of the Leased Premises, understanding the earliest of the two dates ("Commencement of the Lease"), and terminating December 31st 2002 ("Termination of Lease"), unless the Lessee exercises its option (s) to renew the Lease provided in article 1.1.8 (Special Provisions) of the Lease, in which case the Lease shall terminate December 31st 2007.

          1.1.3 USE OF THE LEASED PREMISES : the Leased Premises shall be used for no other purpose than office purposes.

          1.1.4 ANNUAL RENT : Throughout the Term, an annual guaranteed rent equal to :

                    - for the period commencing on the January 1st 1998 and terminating on December 31st 2002, an annual rent of $58,400 US, payable in advance, in equal monthly and consecutive instalments of $4,866.67US each, on the first day of each month during for this period, based on a net rate per square foot ( $23.36US/sq. ft. ) of the Leasable Area of the Leased Premises;
                   - The Annual Rent is payable to the Lessor in accordance to article 4.1 of the Lease

          1.1.5 BUSINESS HOURS: means the period between 7h00 a.m. to 18h00 p.m., Monday to Friday on business days excluding legal holidays and such other times as the Lessor may set from time to time;

          1.1.6     PAYMENT  OF  RENT:   All  payments  that  must  be  effected
                    according to the Lease shall be made to the order of 9033-0176 Quebec Inc.

          1.1.7     NOTICE AND REQUEST:

          i)        in case of a notice to the Lessor :
                     9033-0176 Quebec Inc.
                     634 Louviere
                     Vimont, Laval
                     H7W 5G7

                  Care of: Leasing Director

          ii)       in case of a notice to the Lessee :

                     Millenia Hope Inc.
                     4055 St. Catherine w. suite 142
                     Westmount, Quebec
                     H3Z 3J8

                     Attention: Leonard Stella

          1.1.8    SPECIAL PROVISIONS

          i)        FREE INSTALLATION PERIOD

          ii) RENEWAL OPTION FOR FIVE (5) YEARS AT AN AUGMENTATION OF 5% TO $61,325 US ANNUALLY WITH THE LEASE CONDITIONS REMAINING THE SAME.

          1.2 DEFINITIONS - When used in this Lease, and unless incompatible with the context in which they are utilised, the following words and expressions have the meaning hereinafter set forth:

          1.2.1 "Common Areas and Facilities": means all areas and facilities of the Immovable which are not intended for the exclusive benefit of any lessee in particular, as determined by the Lessor from time to time;

          1.2.2 "Contaminants and Hazardous Materials": have the meaning attributed thereto in the Environmental Legislation and include any material which, because of its properties, presents a real or potential hazard to the environment or the health of users of the Immovable or of the Leased Premises;

          1.2.3 "Environmental Legislation": means all federal, provincial or municipal legislative and regulatory environmental provision, including, in all cases, any judgements, orders, notices, notices of offence, decrees, codes, rules, instructions, policies, guidelines and guides, authorisations, certificates of authorisation, approvals, permits and licenses issued by any authority having jurisdiction, the whole as amended from time to time;

          1.2.4     "Fiscal  Period":  means a period  commencing  on the  first
                    (1st) day of January of the year and ending on the last day of December next following, with the exception of the first Fiscal Period, which shall begin at the same time as this Lease and terminate on the thirty-first (31st) day of December next following, and with the exception of the last Fiscal Period, which shall terminate at the same time as this Lease; however, the Lessor expressly reserves the right to change the Fiscal Period and its duration. Should the Fiscal Period be modified or should a part only of a Fiscal Period be comprised in the Term, the parties shall immediately make the necessary adjustments.

        1.2.5 "Immovable": means the land plus the Building and other structures erected thereon from time to time;

        1.2.6 "Leasable Area of the Leased Premises": means the area of the Leased Premises as calculated according to the criteria of BOMA. At any time during the Term, the Lessor's architect or land surveyor may definitely determine the Leasable Area of the Leased Premises. The architect's or land surveyor's certificate with respect to the Leasable Area of the Leased Premises shall be conclusive and shall bind all parties herein retroactively to the Commencement of the Lease;

        1.2.7       "Lease":   means  and  refers  to  this  agreement  and  its
                    schedules, as well as any amendments thereto;

        1.2.8       "Leased  Premises":  means  the  premises  as  described  in article 1.1.1 of this Agreement and subject to the Lessor's architect's or land surveyor's measurement;

        1.2.9       "Lessee": means the Lessee or its successor;

        1.2.10      "Lessor": means the owner of the Immovable or its mandatory;

        1.2.11 "Operating Expenses": means, all costs incurred in the operation, administration, maintenance, repair, supervision and management of the Immovable, including, namely:

                      1.2.11.1. salaries, wages and costs related to fringe benefits and pension plan benefits for all employees of the Lessor engaged in the operation, maintenance, repair, surveillance, supervision and management of the Immovable;

                      1.2.11.2. the cost of all goods and services furnished, employed or utilised in the operation, maintenance, repair, surveillance, supervision and management of the Immovable, except for the cost of special goods and services furnished to certain lessees of the Immovable, for which the said lessees are responsible;

                      1.2.11.3. the reasonable rental value of the space occupied by employees of the Lessor engaged in the administration, supervision or management of the Immovable, and by all administrative services of the Lessor, as well as of any space required or utilised in the Immovable for security, welfare, health, protection or other similar services, for the benefit of the Immovable and its users in general;

                      1.2.11.4. the costs related to the maintenance of a public order and security service;

                      1.2.11.5.  the   costs   of   auditing,   accounting   and
                                 management incurred in the operation of the Immovable;

                      1.2.11.6. the costs related to the planning, maintenance, repair and decoration of the Common Areas and Facilities of the Immovable, including the cleaning of windows and exterior walls, snow removal, cleaning, repair and maintenance of the Land, and contracts with independent contractors;

                      1.2.11.7. the cost of all repairs to the Immovable, including the replacement of any equipment, apparatus, machinery or other property of the Immovable;

                      1.2.11.8. the cost of any modifications and improvements to the Immovable, including, without limiting, modifications or improvements to the machinery and equipment contained therein and the cost of any modifications and additional equipment and specialised services needed in the Immovable for energy conservation measures, when, in the opinion of the Lessor, these expenditures are likely to reduce the Operating Expenses or be such as to improve the welfare or the security of the lessees or other occupants of the Immovable, or when such equipment, modifications, materials or improvements are required by law;

                     1.2.11.9. the total capital depreciation or amortisation, calculated according to the straight-line depreciation method, based on the useful life of the capital assets, or on any other shorter period of time as may be reasonably determined by the Lessor, on the cost of all equipment, apparatus or machinery and other property required for the operation, maintenance, repair, surveillance, supervision, management, modification or improvement of the Immovable and the establishing of energy conservation measures which, in the opinion of the Lessor, have a useful life longer than one Fiscal Period and the cost of which has not been fully included in the Operating Expenses of the Fiscal Period of their acquisition (in accordance with generally accepted accounting principles) with interest at the Prime Rate upon the undepreciated or unamortized portion of the cost of said asset(1)

                      1.2.11.10. the cost of energy to ensure:  the humidifying, the heating, the ventilating, the air-conditioning and the lighting of the Immovable and not exceeding the standards of these presents, the supply of domestic hot water at all times all other services of the Immovable requiring energy excluding the sums payable by the Lessee in conformity with
                                 Article 3.6 of these presents.

                      1.2.11.11. the real cost of all insurance premiums paid by the Lessor with respect to the Immovable, in accordance with prudent insurance practices or as may be required by the creditors of the Lessor, as well as payment for the franchises.

          1.2.12 "Prime Rate": means the rate designated by the National Bank of Canada as being its prime rate, plus five ( 5 ) percentage points.

          1.2.13 "Real Estate Taxes": means all levies of any nature whatsoever on the ownership or operation of the Immovable, including interest on deferred payments, but excluding tax on the income or on the capital of the Lessor (except that part of the tax on the capital attributable to the Immovable, which is included) and excluding any tax on real estate transfers;

          1.2.14    "Rent": means the Annual Rent;

          1.2.15 "Surtax": means any surtax on non-residential immovable or any other tax imposed under the Municipal Taxation Act L.R.Q., c. F- 2.1, as modified by L.Q. 1991. c. 32 and L.Q. 1992, c. 532 and any other future modifications.

          1.2.16 "Taxes": means all governmental levies usually paid by lessees (e.g. water and business taxes, GST, Quebec Sales
                    Tax), in connection with the Leased Premises, the contents thereof or the business conducted therein;

          1.2.17    "Taxing   Authority":   means  any  governmental   authority
                    whatsoever, legally authorised to impose taxes;

          1.2.18 "Term": means the period commencing on the date stipulated as the Commencement of the Lease and terminating on the date stipulated as the Termination of the Lease;

          1.2.19 "Unavoidable Delay": means a delay caused by circumstances (except for the financial situation of either of the parties), which are reasonably beyond the control of the Lessor or the Lessee, as the case may be;

ARTICLE 2
LEASE AND DELIVERY OF LEASED PREMISES

2.1 Lease of Leased Premises - The Lessor hereby leases to the Lessee the Leased Premises for the Term and in consideration of the Rent to be paid by the Lessee hereunder and of the other provisions and obligations to be observed and executed by the Lessee hereunder.

2.2 Delivery and Finishing of Leased Premises - The Lessee acknowledges having carefully examined the Leased Premises in their present state and declares being fully satisfied therewith. If such examination has not been made, the Lessee undertakes to do so at the time of delivery of the Leased Premises and to notify the Lessor in writing within ten ( 10 ) days of taking delivery of any defect in the Leased Premises. Should the Lessee fail to do so, the Lessee shall be deemed to have taken delivery of the Leased Premises in a good state and to be satisfied therewith, and to acknowledge that i) the Lessor has discharged all its obligations in the preparation and delivery of the Leased Premises and ii) the Leased Premises may be used for the purposes for which they have been leased.

2.3 Minor Deficiencies - Notwithstanding that the Leasehold Improvements are not fully completed at the Commencement of the Lease, the Leased Premises shall be deemed ready for delivery and the Term shall not be affected so long as such incomplete work does not significantly interfere with the use of the Leased Premises.

ARTICLE 3
SERVICES FURNISHED TO THE LESSEE

3.1 Description of Services - The Lessor agrees to supply to the Lessee the following services:

          3.1.1 "Air-Conditioning": The Lessor shall supply, during Business Hours, air-conditioning to the Leased Premises. All special requests shall be at the expense of the Lessee. The Lessee shall be liable for the improper functioning of the system caused by non-conforming partitions, by changes to the Leased Premises, by the absence of sunshields, by the excessive use of electrical power, or by the use of apparatus resulting in the releasing of excessive heat by the Lessee.

          3.1.2 "Elevators": The Lessor shall supply passenger elevators during Business Hours. At all other times, limited elevator service shall be available.

                    The Lessee shall have the use of escalators, if any, and elevators, in conjunction with all other persons having access thereto.

                    The freight elevator, if any, shall be used for the conveyance of furniture to the Leased Premises, the whole pursuant to the Lessor's guidelines. Any deliveries shall be made at the loading ramp of the Building only, and may be made solely by the representatives of the Lessee.

          3.1.3 "Heating": The Lessor shall heat the Leased Premises during Business Hours. The Lessee shall be liable for any malfunctioning of the system attributable to non-conforming partitions or to changes to the Leased Premises.

          3.1.4 "Lighting": The Lessor shall provide, at its cost, at the Commencement of the Lease, standard electrical equipment of the Immovable as well as the "Supplies" necessary for its functioning such as bulbs and starters. Thereafter, the Supplies shall be at the cost of the Lessee, the Lessor reserving its right to replace all of the Supplies in whole or in part, should this practice be in conformity with proper real estate management. The Lessor shall pay all Hydro bills incurred as the cost of lighting leases premises.

          3.1.5 "Business Hours": The Building shall be open during Business Hours. At all other times, the Lessor shall ensure that the Leased Premises are reasonably accessible.

          3.1.6 "Cleaning": The Lessor shall have the Leased Premises cleaned, outside of Business Hours, according to the Lessor's usual standards. The Lessee shall leave the Leased Premises in a proper state. Should, however, the wall or floor coverings of the Leased Premises differ from the standard coverings of the Building, or should additional services be required by the Lessee, the Lessee shall pay the Lessor the resulting supplementary costs, as Additional Rent.

          3.1.7 "REAL ESTATE TAXES": The Lessor shall bear the costs of all real estate taxes related to the leased premises regular and/or special taxes and all surtaxes levied.

          3.1.8 "INSURANCE": The Lessor shall keep in force: business liability insurance for the leased premises there in the amount of three million dollars ($3,000,000) for each occurance naming both Lessor and Lessee as the insured parties. The lessor shall also keep fire insurance commensurate with the value of the leased premises and all equipment therein the amount to be agreed to by both Lessor and Lessee.

          3.2 OTHER OPERATING EXPENSES - The Lessor shall bear the cost of all normal maintenance and administrative expenses of the leased premesis.

          3.3 Use of Common Areas and Facilities - The Lessee shall be entitled to use and to benefit from the Common Areas and Facilities of the Immovable, in conjunction with all others also entitled to such and having access thereto. The Lessor may at any time change the form and destination of the Immovable and of its Common Areas and Facilities insofar as the enjoyment of the Leased Premises are not substantially affected.

          3.4 Supplies and Services - Only the Lessor or its designated suppliers may provide electrical supplies and services.

          3.5 Suspension of Services - In the event of an accident or for the purpose of affecting work, or for any reason beyond the Lessor's control, the Lessor shall be entitled to suspend or to modify any service required to be provided under the Lease for such time deemed reasonable by the Lessor.

          3.6 Additional Services - All additional services or services provided outside Business Hours, which the Lessor accepts to provide upon the demand of the Lessee, shall be so provided upon sufficient prior notice and at the expense of the Lessee. The costs and expenses incurred by the Lessor in rendering such additional services shall be subject to an increase of fifteen per cent ( 15 % ) for administration fees.

                    The Lessor shall supply electrical power to the Leased Premises, of a capacity to meet a maximum demand of forty
                    (40) watts per square metre.

                    The Lessee undertakes to never consume an amount of electrical power exceeding the capacity of the facilities supplying the Leased Premises. The Lessor shall be entitled to make the necessary verifications.

          3.7 Damages caused during the provision of services - The Lessor shall not be liable to any person for any damages in connection with the services described in this Article, whether the services are provided or not, unless caused by the fault or negligence of the Lessor or of its employees. However, in no case shall the Lessee have the right to a reduction of the Rent or to resiliate the Lease. The Lessor shall, however, to the extent possible, remedy the situation with due diligence and within a reasonable delay.

ARTICLE 4
RENT

          4.1 The Rent shall be paid on the first (1st) day of each month, at the address indicated by the Lessor without notice and without any abatement or compensation whatsoever. Adjustments for parts of months shall be made on a per diem basis.

ARTICLE 5
USAGE OF SECRETARY AND OFFICE EXPENSES

          5.1 It is agree that the Lessor shall supply a receptionist / secretary to the lessee during normal business hours.

          5.2 It is further agreed that the Lessee shall have the full usage of all office equipment located at 4055 Ste Catherine West, suite 142. This shall include but not be limited to the usage of the photocopy machines, fax machines, computer and all computer related hardware and / or software, all telephone devices (whose usages charges are specifically excluded from this agreement). The cost of the receptionist / secretary and usage of all offices equipment shall be $18,000 US per annum. This shall be payable in equal consecutive payments of $1,500 US per month payable on the first day of each month.

ARTICLE 6
USE AND MAINTENANCE OF LEASED PREMISES

As an essential condition of the Lease, it is agreed that the Lessee shall use the Leased Premises as determined in article 1.1.3 of the Lease and in conformity with the dispositions of the present article.

6.1 Use of the Leased Premises - The Lessee undertakes to use the Leased Premises with prudence and diligence. The Lessee undertakes not to disturb the peaceful enjoyment of the other lessees, failing which, the Lessee will be liable towards the Lessor and the other lessees for any damage that may result, whether such damage is caused by the Lessee's own acts or by the acts of persons which the Lessee has allowed to use or have access to the Leased Premises. The Lessee acknowledges and agrees that it is only one of many other lessees in the Building and that therefore the Lessee shall conduct its business in the Leased Premises in a manner consistent with the best interest of the Immovable as a whole.

6.2 Prohibited Use - Without limiting the generality of the foregoing and without derogating from the Lessee's obligations as provided in
          Article 7.1 hereof, the Lessee will not use or permit or suffer the use of the Leased Premises, or any part thereof, for any of the following businesses or activities, in or from the Leased Premises:

          6.2.1     any unethical or fraudulent practice;

          6.2.2 any business or activity in respect of which the Lessor has granted an "exclusive" provision in other leases or offers to lease entered into by the Lessor and concerning which the Lessor has given the Lessee written notice. The Lessee agrees not to conduct its business in the Leased Premises in a manner that would cause the Lessor to be in contravention of such exclusive clauses and agrees to indemnify and save the Lessor harmless against and from any actions or claims and for all costs and expenses in connection therewith. If, in the Lessor's opinion, the use by the Lessee of the Leased

                    Premises is prohibited by a provision of another lease, the Lessee shall immediately discontinue such use, upon written notice by the Lessor, failing which, the Lessor shall have the right to a payment of a penalty equal to four times the Minimum Rent payable for each day of default or terminate this Lease by written notice, without prejudice to any of its other rights and recourses.

                    The Lessee hereby acknowledges and agrees that, for the purposes of Article 16.4 hereof, the Lessor, in refusing any sublet or assignment for any of the aforesaid businesses or activities, shall not be considered as unreasonably withholding its consent. Moreover, the Lessor may insist that the Lessee cease all prohibited activity forthwith upon demand.

6.3 Occupancy of the Leased Premises - The Lessee shall occupy the Leased Premises and shall continuously and actively operate its business in the entire area of the Leased Premises during the whole Term; the Lessee shall not leave the Leased Premises vacant or unoccupied at any time during the Term, and shall keep therein the moveable property which is normally used in the operation of its business, the whole at all times throughout the Term. The Lessee acknowledges that its obligations pursuant to this Article 7.3 are of the utmost importance to the Lessor in order to avoid the appearance and impression generally created by vacant space, to facilitate the leasing of space in the Building, and to maintain the character, quality and image of the Building. Furthermore, the Lessee acknowledges that the Lessor shall suffer important, serious and irreparable damages if the Lessee does not conform to the provisions of the present Article 7.3, and this, even if the Lessee continues to promptly pay all Rent and Additional Rent herein provided.

6.4 Maintenance and Repair of the Leased Premises - The Lessee shall assume and pay for all expenses related to the use and the maintenance of the Leased Premises. In this regard, the Lessee undertakes to effect, at its cost, all replacements and repairs necessary to maintain the Leased Premises in a good state, with the exception of such replacements and repairs due to ageing and normal wear and tear. The present provision includes the Lessee's obligations to pay for replacements and repairs related to the structure or to the electro-mechanical systems of the building when such replacements or repairs are attributable to an act or omission of the Lessee or of any person the Lessee allows to use or to have access to the Leased Premises. It is expressly agreed that all work or replacements to the electro-mechanical systems shall only be effected by the Lessor.

          In addition, the Lessor may, at all times, without court authorisation, effect all necessary work, replacements, repairs and maintenance which, in its opinion, is deemed to be necessary in order to ensure the conservation and the enjoyment of the Immovable and the Leased Premises. If the Lessor proceeds with such work, it shall ensure that the enjoyment of the Leased Premises is not materially diminished. If necessitated by the nature of the work, replacements, repairs and maintenance, the Lessor may require the Lessee, without court authorisation, to vacate or to be temporarily dispossessed of the Leased Premises. The Lessor shall exercise its right in a reasonable manner and indemnify the Lessee. Notwithstanding the foregoing, the Lessee shall in no event resiliate or request a reduction of Rent.

6.5 Inspection and Repairs - The Lessor and its representatives may enter the Leased Premises at all times to examine their condition and to make such modifications which they deem necessary or useful for the operation and the proper maintenance of the Immovable or of its electro-mechanical systems.

6.6 Right of Access- If the Lessor deems it necessary to install in the Leased Premises those portions of systems serving the Immovable, the Lessee shall authorise the Lessor to carry out such work without being compensated, provided that the enjoyment of the Leased Premises is not materially diminished.

6.7 Refuse - The Lessee shall follow the instructions of the Lessor with respect to refuse.

6.8 Notice of Defects - The Lessee shall notify the Lessor within a reasonable delay, of any defect or deterioration which is susceptible of damaging the Leased Premises, the Building or the Common Area and Facilities.

ARTICLE 7
LEASEHOLD IMPROVEMENTS

7.1 All Leasehold Improvements carried out in the Leased Premises before or during the Term, shall be first approved by the Lessor, and shall meet the following conditions:

          7.1.1 In order to avoid the suspension of work, the Lessee shall have the work performed, at its own expense, by contractors and subcontractors approved by the Lessor. Such contractors and subcontractors shall:

                       Before the beginning of the work:

                    a)    provide the Lessor with the plans and specifications,
                          beforehand signed   by  the   Lessee,   showing   the
                          proposed   Leasehold Improvements,   as  well  as  all
                          documents necessary to work approval, like construction permits, architecture plan bearing the architects seal, elevation plan and finish samples, plan of mechanical and electrical distribution,
                          bearing the seal of a specialised   engineer,   if
                          need  be.   Should  the  plans  and specifications  be
                          approved  by the Lessor and bear the  Lessors  seal,
                          the  Leasehold   Improvements   must  be  carried  out
                          in conformity with such plans and specifications. No Leasehold Improvements shall be performed by the Lessee as long as the plans are not approved by the Lessor and attested by the Lessors seal;

                    b) provide the certificates of compliance, as well as the following documents:

                          - Company signing resolution;

                          - Bid bond (when required; the bid bond must be
                            presented with the tender);

                          - Performance bond (when required);

                          - Licence from the Regie des entreprises de
                            construction;

                          - Certificate of compliance with CCQ; (competency
                            card, permits, etc.)

                          - Certificate of compliance with CSST; (contributions
                            paid, etc.)

                          - List of subcontractors;

                    c)   obtain the necessary permits and authorisations;

                    d) carry out the Leasehold Improvements, according to the Lessors instructions;

                    e) contract, and provide copy of, an insurance against civil liability, covering their activities in the Building, until the date of issuance of the certificate of total performance of work, for an amount of at least two million dollars ( $ 2,000,000.00 ), as well as a general property insurance policy covering at least the amount of the price of the contract and full value of the specified products to be provided by the contractor in order to be incorporated to the work. The insurance contract shall include the Lessor as a co-insured party and comprise an undertaking clause by such insurers to notify the Lessor in case of cancellation or modification of the insurance policy, at least thirty ( 30 ) days in advance. To this effect, the contractor shall be responsible for all damage caused by its contractors, subcontractors, as well as its suppliers.

                    Moreover, it is expressly agreed that all work related to the electromechanical systems will be performed only and solely by the Lessor.

                    It is also agreed that the Lessee shall be responsible for all the professionals and contractors hired on this project. The Lessee shall also designate a representative who will communicate with the Lessors supervisor.

          7.1.2 It is acknowledged that the Lessee is in no way acting as the Lessors mandatory with respect to the Leasehold Improvements carried out in the Leased Premises, and that such Leasehold Improvements are performed by the Lessee for its own benefit, even if the Lessor grants the Lessee an allowance for the work, as it is common practice on the market.

          7.1.3 Furthermore, at least ten ( 10 ) days before the work in the Leased Premises begin, the Lessee shall provide the Lessor with, and this at the Lessors discretion, a security bond on the construction or a banks letter of credit for the value of the work to be done, which form and content shall be subject to the Lessors approval acting reasonably, or a notice of waiver and a commitment of release for all legal hypothec or right of legal hypothec that could arise out of the materials supplied. Should the Lessee default in providing the Lessor with the guaranties required, the Lessor can order the immediate ending of the work being done or to be carried out by such contractor or subcontractor in the Leased Premises.

          7.1.4 Should an hypothec or other security be registered, the Lessee shall have such hypothec or security cancelled within fifteen ( 15 ) days. Should this cancellation not be done, the Lessee shall provide the Lessor with a sufficient deposit to pay the said hypothec or other security, along with the pertaining legal fees. Such amount will be reimbursed to the Lessee, less the expenses incurred by the Lessor, upon proof of cancellation of the hypothec or security. If the Lessee defaults in depositing the required amount, the Lessor shall have the right to cancel such hypothec or security, and then claim from the Lessee the reimbursement of the incurred expenses, along with the fees and the interests, at the Prime Rate.

          7.1.5 Each contractor shall respect the working rules of the Building, a list of which shall be given to the contractors at the moment of the granting of the contract. The contractors shall also respect all construction codes. All work shall be performed after the Business Hours of the Building. Should some work have to be executed during the Business Hours, said work shall first be authorised and permitted by the Buildings manager. Moreover, should the Lessee have work executed in an area other than the Leased Premises, or should the Lessee use the freight elevator, during the performance of work in the Leased Premises, the Lessor shall provide the services of a security guard, at the Lessees expense.

                    The contractor shall be responsible for all damage caused by its subcontractors, as well as its suppliers, and therefore the Lessee shall ensure that the contractor has suitable insurance to this effect.

         7.1.6 The Lessee shall provide the Lessor with the plans as constructed, shop drawings mechanical balancing report, plans approved by the City, and operating manuals, within two (2) weeks following the completion of work.

7.2 All Leasehold Improvements shall become the Lessors property, as soon as they are installed in the Leased Premises and shall be surrendered with the Leased Premises at the Termination of the Lease, without any compensation whatsoever to the Lessee. Notwithstanding the foregoing, the Lessee shall, at the End of Term or at the moment of any anticipated resiliation of the Term, at its own costs, remove all Leasehold Improvements for which the removal has been demanded by the Lessor, should it have been brought in the Leased Premises before or after the Commencement of the Lease, by the Lessor or the Lessee, or by the Lessor for the previous Lessee. Should the Lessor require so, the Lessee shall, at its own expense, leave the Leased Premises in base building state. The Lessee shall, at its own expense, leave the Leased Premises in good state and clean, under reserve of the repairs due to normal ageing, and repair all damage caused to the Building due to the removal of the Leasehold Improvements.

          Provided that the Lessee executed its obligations in virtue of the Lease, at the moment of the End of the Lease, the Lessee shall be entitled to remove from the Leased Premises all its movable properties in the Leased Premises. However, all movable properties left in the Leased Premises after the End of the Lease shall be deemed to be abandoned, and the Lessor may dispose of such properties as it sees fit, without compensation of any nature to the Lessee.

ARTICLE 7
ACCESS BY LESSOR TO LEASED PREMISES

7.1 Visiting the Leased Premises - During the last twelve ( 12 ) months of the Term of this Lease, the Lessee shall permit any person interested in leasing the Leased Premises to visit the Leased Premises during Business Hours.

          The Lessee shall permit the Leased Premises to be visited by any broker, purchaser, lender or evaluator of the Immovable. The Lessor shall exercise its right in a reasonable manner.

ARTICLE 8
DAMAGE AND DESTRUCTION

8.1 Destruction of Leased Premises - Should the Leased Premises be destroyed or damaged, the Lessor shall state its intention to the Lessee by way of written notice transmitted to the Lessee within thirty ( 30 ) days of the loss, to the effect that the Leased Premises are:

          8.1.1 wholly uninhabitable or that their use is dangerous and cannot be reasonably repaired within one hundred and eighty ( 180 ) days following the loss, in which case either party may resiliate the Lease with retroactive effect to the date of the loss; if such notice is not given within five ( 5 ) days following the notice provided for in Article 11.1, the Rent shall abate from the date of the loss until the Leased Premises are repaired and are ready to be occupied by the Lessee.

          8.1.2 wholly uninhabitable or that their use is dangerous but are reasonably reparable within one hundred and eighty ( 180 ) days following the loss, as the case may be, the payment of Rent shall abate from the date of the loss until such time that the Leased Premises are repaired and are ready to be occupied by the Lessee;

          8.1.3 reasonably reparable within one hundred and eighty ( 180 ) days following the loss and are partly usable in the interim; as the case may be, payment of Rent shall abate, with respect to the unusable area, from the date of the loss until such time that the damages have been substantially repaired.

8.2 Destruction of the Building - If the Lessor is of the opinion, which shall be given by notice within thirty ( 30 ) days of the loss, that twenty per cent ( 20 % ) or more of the leasable area of the Building is damaged, or if the Lessor is of the opinion that the Building is hazardous and that the Building cannot be reasonably repaired within one hundred and eighty ( 180 ) days or, that the proceeds of insurance do not cover the cost of repairs, then the Lessor may resiliate the Lease effective retroactively as of the date of the loss, all adjustments to the Rent to be made as of such date.

8.3 No Obligation to Rebuild - The Lessor shall be under no obligation to repair or rebuild the Building, the Leased Premises or contents thereof, the Lessee's alterations, improvements or other property.

ARTICLE 9
EXPROPRIATION

9.1 Resiliation of the Lease - In the case of an expropriation or of a taking of possession ("Expropriation") by a competent authority which, according to the Lessor, renders the Building or the Leased Premises unusable, the Lessor may terminate the Lease from the date of the Expropriation by way of a written notice to the Lessee. The Lessee may claim any damages from the expropriating party but not from the Lessor.

9.2 No Obligation to Contest - The Lessor is under no obligation to contest the Expropriation. The parties hereby reserve all their rights to claim future damages against the expropriating authority.

ARTICLE 10
DAMAGES

10.1 Liability of the Lessor - Notwithstanding any provision to the contrary, the Lessor shall not be liable for damages occurring in the Leased Premises or in the Immovable resulting from any cause whatsoever, unless such damages are directly attributable to the fault of the Lessor. The Lessor shall not be liable for damages suffered by the Lessee resulting from the fault attributable to a lessee or a third party even if such third party is a person whom the Lessee or another lessee of the Building has allowed to use or to have access to the Leased Premises.

10.2 Limited Liability - Even if the damages are due to the fault of the Lessor, its liability shall extend only to the movable property and to the ordinary fixtures of the Lessee located in the Leased Premises and shall not extend to special equipment, documents and securities.

10.3 No Reduction of Rent - Unless as otherwise stipulated in the Lease, the Lessee shall not in any case with respect to an occurrence relating to the Immovable or the Leased Premises or to an act of the Lessor of any nature whatsoever, have the right to a reduction of Rent or to the resiliation of the Lease. Nevertheless, the Lessee may, if granted by a court of law, obtain from the Lessor compensation resulting from damages directly attributable to the fault of the Lessor.

ARTICLE 11
SIGNS AND ADVERTISING

11.1 Consent of Lessor - Any sign or advertising material visible from the exterior of the Leased Premises or which may be distributed in the Immovable must be approved by the Lessor who may require that the Lessee ceases the use thereof, without delay. Should the Lessee not comply with the Lessor's request, the Lessor shall be entitled to do so at its cost and at the expense of the Lessee.

11.2 Maintenance of Signs - The Lessee shall, at its expense, maintain all signs and shall indemnify the Lessor for any damage which may be caused to the Lessor.

11.3 Injurious Advertising - The Lessee shall not publish any advertisement injurious to the reputation of the Lessor, the Lessor or another lessee of the Immovable, and shall immediately cease any such advertising at the request of the Lessor.

ARTICLE 12
COMPLIANCE WITH LAWS AND INDEMNIFICATION

12.1 Compliance with Laws - The Lessee shall comply with all laws and regulations governing the business conducted in the Leased Premises. The Lessee shall carry out any changes to the Leased Premises or to the business conducted therein, which may be legally required by the competent authorities, failing which, the Lessor, after having given written notice to the Lessee, may carry out such changes in its place and at its expense.

12.2 Indemnity of Lessor - The Lessee shall indemnify the Lessor against any penalty payable by the Lessor resulting from the Lessee's breach to comply with the present article, including all related expenses, including legal fees incurred by the Lessor to protect its rights.

12.3 Environmental Clause - During the Term and its renewal, the Lessee agrees to respect the Environmental Legislation and comply therewith promptly at its expense and to immediately notify the Lessor of any release and discharge and presence inside or outside the Leased Premises of any Contaminants and Hazardous Materials which are in breach of the Environmental Legislation.

          The Lessee is liable for any damage whatsoever caused in or to the Immovable or the Leased Premises as a result of its non-compliance with the Environmental Legislation, which damage may also entail the termination of the Lease.

          Notwithstanding anything to the contrary, the Lessee undertakes to save and hold harmless the Lessor, its representatives, agents or employees from any claims, losses, costs, fees, expenses, damages for bodily injury, moral damages, property damages, actions, suits or proceedings arising from or attributable to Lessee's act, refusal, negligence or omission to comply with the Environmental Legislation.

ARTICLE 13
SUBLET AND ASSIGNMENT

13.1 Mandatory Consent of the Lessor - The Lessee shall not assign the Lease or sublet the Leased Premises in whole or in part, nor suffer the Leased Premises to be utilised by another person (such utilisation being, for the purposes hereof, considered as a sublease) without the written consent of the Lessor, which consent may not be withheld without a serious reason.

          13.1.1 In the event of an assignment or of the subletting of the whole or any part of the Leased Premises, unless a specific written consent to this effect is obtained from the Lessor, no options whatsoever contained in this Lease shall benefit such sub-lessee or assignee.

          13.1.2 The occupancy of a part or of the totality of the Leased Premises by a third party or the Lessor's tolerance of such occupancy or its acceptance of any payment shall in no way constitute a waiver of the Lessee's obligation to obtain the Lessor's consent for an assignment or a sublet.

13.2 Deemed Assignment - If the Lessee is a company, a corporation or a partnership, any change in the effective control thereof is deemed to be an assignment of the Lease and the Lessee and the assignee shall comply with the present Section 16.

13.3 Information to be provided - The request of the Lessee with respect to obtaining the consent of the Lessor to the sublease or the assignment shall include the following:

          13.3.1 the name, address and telephone number of the true proposed sub-lessee or assignee, or in the case of the change of effective control of a corporation or of a company, those of the senior executives of the corporation or of the company as well as of those persons who are acquiring the control thereof;

          13.3.2 information acceptable to the Lessor with respect to the commercial experience of the persons;

          13.3.3 references from banks and other credit institutions, financial statements (if available) and any other information which the Lessor may reasonably require for the purpose of its evaluation;

          13.3.4 if the sub-lessee or the assignee is a partnership or a company, the declarations or constituting documents thereof, as amended;

          13.3.5 the sub-lessee or the assignee's written undertaking to respect all and every obligations of the present Lease including, without limitation, the obligation to grant to Lessor the same sureties as previously granted by the Lessee or any other surety that the Lessor may reasonably request.

          13.3.6 complete disclosure of all consideration, rental, terms and conditions of the proposed assignment or sublease, as well as all information and documents relating to the proposed sublease or assignment.

13.4 Justified Refusal - The Lessor may refuse to consent to the proposed sublease or assignment of the Lease, for any serious reason, including, without limitation:

          13.4.1 failure to provide the information or documents required pursuant to Article 16.3;

          13.4.2 the poor reputation, lack of business experience or lack of commercial success of the proposed sub-lessee or assignee;

          13.4.3 if the use which the proposed assignee or sublessee intends to make of the Leased Premises is in conflict, in whole or in part, with any exclusivity right then already granted by the Lessor to another lessee in the Building; or is incompatible with the image, character or quality of the Building;

          13.4.4 if the proposed assignee or sublessee is already a lessee or occupant of the Building and other space is available for such party in the Building or will become available within the next following six ( 6 ) months; or

          13.4.5 if the proposed assignee or sublessee does not intend to physically occupy the Leased Premises and actively operate its business therein in good faith; or

          13.4.6 if the proposed assignment or sublease becomes effective before the date on which the Lessee has physically occupied the Leased Premises and commenced to actively operate its business therein in good faith.

          13.4.7 if the Lessor has reasonable grounds to believe that the proposed assignee or sublessee does not have the financial capacity to meet all its obligations, including, without limitation, the obligations of the Lessee towards the Lessor under the Lease.

13.5 Answer of the Lessor - Within thirty ( 30 ) days from the receipt of the Lessee's complete request for the Lessor's consent, together with all the required information and documents, the Lessor shall inform the Lessee:

          a)   of its refusal to consent, stipulating the reasons therefor, or

          b)   of its consent, or

          c) that the Lessor has chosen, as an alternative to its consent (without affecting its other rights and without being obliged thereto), to become itself the sublessee or the assignee, as the case may be, for the same consideration, rentals, terms and conditions as those of the proposed sublease or assignment, in the place of the proposed assignee or sublessee, or

          d) that the Lessor has chosen, as an alternative to its consent (without affecting its other rights and without being obliged thereto), to terminate the Lease as of the fifteenth ( 15th ) day following the date on which the Lessor so informs the Lessee, it being understood that the Lessee shall, however, have the right to withdraw its request for consent to the proposed assignment or sublease within such fifteen ( 15 ) days delay.

13.6 Delay for Sublet or Assignment - Should the Lessee not sublet or assign the Leased Premises within sixty ( 60 ) days after having obtained the consent of the Lessor, said consent shall be considered null and the Lessee shall recommence the procedure for carrying out the sublease or the assignment.

13.7 Should the Lessor fail to perform its obligations for which it is bound to the Lessee, the sub-lessee may not exercise the rights and remedies of the Lessee against the Lessor.

13.8 Solidarity - Notwithstanding any sublease or assignment, the Lessee's liability shall remain solidary with the assignee or the sub-lessee, as the case may be for all of the obligations of the Lessee pursuant to the Lease, so that the Lessor may compel the Lessee, and the Surety (if any), to observe all of the obligations of the Lease as if no assignment or sublease had occurred.

13.9 Expenses of the Sublease or the Assignment - If the sublease or the assignment is accepted, the Lessee shall reimburse the Lessor for the related administrative expenses, subject to the approval of the sublease or the assignment, which shall be payable by certified cheque and shall be remitted at the time of signature of the agreement of sublease or of assignment.

13.10 Approval of Publicity - The sublease or the assignment may not be publicised in any manner whatsoever, without the express approval of the Lessor with respect to the form and substance of such publicity, all advertising in relation to the sublease or the assignment of the Lease may be injurious to the Immovable.

ARTICLE 14
ASSIGNMENT BY LESSOR

14.1 Assignment by Lessor - In the event of a sale, transfer or an assignment of the Immovable or any part of the Immovable by the Lessor, or an assignment by the Lessor of this Lease or any interest in the Lease hereunder, the Lessor shall be freed of all liability with respect to any obligations in virtue of the Lease or of the law if such purchaser or assignee assumes the Lessor's obligations according to the Lease or law.

14.2 Lessees Certificates - At any time and from time to time upon not less than ten ( 10 ) days prior notice at the request of the Lessor, the Lessee shall execute and deliver, as directed by the Lessor, a certificate of an officer of the Lessee certifying as at the date thereof whether this lease is in full force and effect, whether or not it has been modified (and if so in what respect), the status of annual rent and other accounts between the Lessor and Lessee, whether or not there are any existing defaults on the part of the Lessor of which the Lessee has notice (and if so, specifying them) and as to any other matters in connection with this lease in respect of which such a certificate is reasonably requested.

14.3 Lessors Certificates - At any time and from time to time upon not less than ten ( 10 ) days prior notice at the request of the Lessee, and for the purposes only of a transaction contemplated by Article 17, the Lessor shall execute and deliver, as directed by the Lessee, a certificate of an officer of the Lessor certifying as at the date thereof whether this lease is in full force and effect, whether or not it has been modified (and if so in what respect), the status of annual rent and other accounts between the Lessor and Lessee, whether or not there are any existing defaults on the part of the Lessee which the Lessor has notice (and if so, specifying them) and as to any other matters in connection with this lease in respect of which such certificate is reasonably requested.

14.4 Effect of Certificates - Any statement delivered pursuant to the provisions of this Article 17 may be conclusively relied upon only by the person to which such statement is addressed but shall not preclude any rights of the party giving such statement with respect to defaults not set forth in such statement but of which the party giving such statement had no actual knowledge at the date thereof as against the other immediate party to this lease.

ARTICLE 15
DEFAULT AND RECOURSE

15.1      A default shall occur in the following cases:

          a) if the Lessee does not fulfil any of its obligations pursuant to the Lease and if this default continues:
              i) in the cases of a pecuniary obligation, for more than five ( 5 ) days following the receipt by the Lessee of a written notice from the Lessor;

               ii) in all other cases, for more than fifteen ( 15 ) days following the receipt of a written notice from the Lessor (unless it constitutes a default otherwise provided for in this paragraph 18.1 or unless the default cannot be cured within said delay, in which case the Lessee shall have commenced to cure the default within the prescribed delay and to continue to do so with diligence) or within a shorter delay stipulated in the Lease (the latter delay taking precedence);

          b)   if  the   Lessee  is  the  object  of   bankruptcy,   insolvency,
               dissolution or liquidation proceedings or loses control of the property located in the Leased Premises;

          c) if the Lessee makes a sale of an enterprise or if the property located in the Leased Premises is seized and that a release thereof is not obtained within fifteen ( 15 ) days;

          d) if the Lessee do not continuously operate its business in the entire area of the Leased Premises, leaves the Leased Premises vacant during five ( 5 ) consecutive days or if the Leased Premises are used by a person who is not authorised pursuant to the Lease; or

          e) if a sublease or an assignment is attempted or if the Lessee grants a guarantee that affects the Lessor's own guaranties provided in the Lease.

          The mere lapse of the delays provided for in paragraph 18.1 or as otherwise provided for in the Lease shall have the effect of deeming the Lessee in default.

15.2 Default and Recourses - Each time that an event of default occurs, subject to the other rights and recourses which are granted to the Lessor pursuant to the Lease or law and notwithstanding any other provision of the law, the Lessor shall have the following rights and remedies, which shall be cumulative and not alternative:

          a) the right to terminate the Lease by notice to the Lessee and following such notice, the Lessee shall not be entitled to remedy the default;

          b) the Lessor may enter the Leased Premises as mandatory of the Lessee, re-let them for the duration of the Term and on such conditions which the Lessor may determine at its discretion, collect the Rent, take possession, as mandatory of the Lessee, of all moveable property located in the Leased Premises and, in such a case store the moveable property at the cost and risk of the Lessee or sell or assign it in such manner as the Lessor deems appropriate without notice to the Lessee; make modifications to the Leased Premises in order to facilitate their re-letting; apply the proceeds of any sale or re-letting to the payment of all expenses incurred by the Lessor in connection with such re-letting or of such sale and to any other debt of the Lessee towards the Lessor and, lastly, to the payment of Rent in arrears or of future payments of Rent which are to become due. The Lessee shall remain liable to the Lessor for any deficiency;

          c) the right to remedy or attempt to remedy, at the expense of the Lessee and with no liability on the part of the Lessor, any default of the Lessee pursuant to the Lease on behalf of the Lessee and to enter the Leased Premises for such purposes.

          d) the right to recover from the Lessee all damages suffered as well as all expenses incurred by the Lessor pursuant to the default of the Lessee

15.3 Indemnity - Should the Lessor retain the services of legal counsel in connection with the non performance by the Lessee of its obligations pursuant to these presents, the Lessee shall pay the Lessor as damages, judicial costs, and fees of fifteen per cent ( 15 % ) of the amount of the Rent due in connection with such legal services.

ARTICLE 16
NOTICE

16.1 Any notice to be given under this Lease shall be sent by registered mail or by telecopier transmission or delivered in person at the addresses indicated above at article 1.1.7. The Lessor reserves the right to change its address.

          Notices sent by mail shall have been deemed to be received on the third business day following the mailing thereof and those by telecopier the business day following their transmission.

          The Lessee elects domicile in the Leased Premises for all purposes in connection with these presents.

ARTICLE 17
TERMINATION OF LEASE

17.1 Any occupation of the Leased Premises by the Lessee after the Termination of the Lease shall not have the effect of extending, or expressly or tacitly renewing the Lease.

17.2 The Lessor may allow the Lessee in the event the Lessee occupies the Leased Premises after the Termination of the Lease, to continue its occupation pursuant to a monthly Lease in consideration of a monthly Rent which is fifty per cent ( 50 % ) greater than the last monthly Rent of the Term, the other terms and conditions of the Lease remaining the same.

ARTICLE 18
UNAVOIDABLE DELAY

18.1 Except for the payment of an amount of money, each time the Lease provides for the performance of an obligation, the obligation shall be performed subject to Unavoidable Delay. The Lessee and the Lessor shall be deemed not to be in default in the performance of any obligation under this Lease if they are prevented from so doing by Unavoidable Delay, and any period of time for the performance of such obligation shall be extended accordingly.

          The Lessee and the Lessor shall notify each other respectively without delay at the outset of the cause, the duration and the effect, to their knowledge, of any Unavoidable Delay.

ARTICLE 19
MODIFICATION OF LEASE AND PERFORMANCE BY A THIRD PARTY

19.1 Modification of Lease - Any modification of the Lease shall be valid only if expressly agreed to in writing by the Lessor, the Lessee and the Surety (if any).

19.2 Performance by Third Party - A third party may not acquire any rights pursuant to these presents in performing an obligation of the Lessee.

ARTICLE 20
MISCELLANEOUS

20.1 Declaration of intent - This Lease is intended to be a simple document drafted in ordinary language. When words or expressions of a general meaning are used, the widest possible meaning is to be given to them unless the context clearly indicates otherwise.

20.2 Absence of Waiver - The fact that one or the other party has not exercised any of its rights hereunder shall not constitute a waiver thereof.

20.3 Cancellation of Previous Agreements - This Lease represents the entire agreement between the parties in connection with the Leased Premises. It replaces all previous documents and discussions between the parties.

20.4 Successors and Assigns- The Lease shall bind the successors and assignees of the parties.

20.5 Brokerage Commission - The Lessee warrants to the Lessor that it has not retained the services of any broker in respect with this transaction. Any brokerage commission with respect to the present transaction shall be borne exclusively by the Lessee who shall indemnify the Lessor against any claim with respect thereto, except in the case where the Lessor has given a specific written mandate to an agent with respect to this transaction.

20.6 Brokerage Commission - The Lessor shall be responsible to pay the leasing commission pertaining to the present Lease upon the terms and conditions stipulated in a commission agreement to intervene between the Lessor and the broker.

20.7 Conversion - The Parties to this Lease agree to the following metric factors :

                    1 metre            =    3.2808 feet
                    1 square metre     =    10.7643 square feet
                    1 foot             =    0.3048 metres
                    1 square foot      =    0.0929 square metres

20.8 Cumulative Rights - The rights conferred to the Lessor shall not be exclusive but shall be cumulative.

20.9 Undertaking to Cooperate - The parties agree to sign all documents and do all things necessary or desirable in order to give effect to the intention of the parties.

20.10 Publication of Lease - The Lessee shall have the right to publish the Lease, after having obtained the prior approval of the Lessor as to the form and as to the other terms of the publication, without however mentioning any of the Lease's financial terms, failing which, the Lessor may radiate such publication at the Lessee's cost. Such publication shall be made solely at the Lessee's cost, including publication fees and the cost of a published copy for the Lessor. In cases of publication, the Lessee shall, at the Termination of the Lease, cause the publication to be cancelled at its cost, failing which the Lessor may do so at the expense of the Lessee.

20.11 Partial Invalidity - All of the parts of this Lease are divisible. If for any reason whatsoever a provision thereof is judged to be illegal or unenforceable, the other provisions of the Lease shall remain in effect mutatis mutandis.

20.12     Interpretation - In this Lease, unless the context dictates otherwise:

          i) the masculine includes the feminine and the singular the plural, and

          ii) the words "hereinabove" and "these presents" or any words or expressions having similar import shall refer to the Lease in its entirety.

20.13 Laws - This Lease shall be governed by the Laws in effect in the province of Quebec. In addition, by these presents, all the parties elect domicile in the Court of jurisdiction for the judicial district of Montreal, for all judicial proceedings which may be taken in connection with the application of the present Lease, notwithstanding the fact that one or the other parties may have signed this Lease outside of the judicial district of Montreal.

20.14 Late Payments - The acceptance by the Lessor of post-dated cheque or of any late payment shall be considered as a means of collection only, subject to the rights of the Lessor pursuant to these presents. Any sums unpaid by the Lessee shall bear interest at the Prime Rate.

20.15 Solidary liability - If several persons have signed this lease, their liability is solidary, so that each person shall be liable for all of the obligations under this Lease, without division and discussion benefits.

20.16 Titles - The titles and the numbering of the articles have been inserted as a matter of convenience and shall not be used to interpret the text thereof.

20.17 Time is of the Essence - All delays provided for in the Lease in connection with an undertaking or an obligation of the Lessee or of the Lessor are of the essence.

20.18 Prohibition to sell by auction - In the event of the Lessee's bankruptcy, there shall be no sale by auction, performed by any competent authority whatsoever, permitted in the Leased Premises.

ARTICLE 22
REGULATIONS

22.1 The Lessee shall observe the regulations respecting the use of the Immovable, which are annexed hereto as Schedule "A", as such regulations may be modified by the Lessor, to the extent that they are not in contradiction with the Lease. The regulations may differ depending on the type of business located in the Immovable but may not be discriminatory.

ARTICLE 23
SPECIAL PROVISIONS/SCHEDULES

23.1     The schedules form an integral part of this Lease.

All parties have agreed to draw up this offer to lease in the English language . Que tous les parties ont agree de faire ce bail en Angkais.

In witness whereof the Lessee acknowledges that, notwithstanding that the Lease was drawn up and submitted by the Lessor, the Lessee has negotiated the Lease, that it understands all of its provisions and that it was given adequate explanations as to the nature and extent of the Lease. The Lessee has signed these presents on the this 27th day of December 1997.


                                            MILLENIA HOPE INC.
                                                   "Lessee"

                                            Per:
--------------------------------            ----------------------------------
Witness                                     Leonard Stella



In witness whereof the Lessor has signed these presents in Montreal, this 27th day of December, 1997.


                                            9033-0176 Quebec Inc.
                                                 "Lessor"



                                            Per:
-----------------------------------         ----------------------------------
Witness                                     Leasing Director

                                  SCHEDULE "A"
                                   REGULATIONS


1. The Lessee agrees to observe all of the following regulations and any additional regulations as the Lessor may from time to time prescribe with respect to the proper management of the Immovable.

     1.1 These regulations shall not be incompatible with the terms of the Lease.

     1.2  Any amendment shall be communicated in writing to the Lessee.

2.   Traffic

     2.1 Access to the Immovable shall at all times be under the control of the Lessor's security officer on-duty who may require persons to identify themselves and may refuse access for any justifiable reason;

     2.2 Prohibition to Impede Traffic - The Lessee shall not leave or allow any objects to be left that might impede the movement of traffic in the Common Areas and Facilities of the Immovable.

     2.3 Loading and Unloading - The loading and unloading of merchandise and of furniture shall be made at the risk of the Lessee and pursuant to instructions from the Lessor.

3. General Services The work of the Lessee at the interior of the Leased Premises with respect to the handling of merchandise and of furniture shall be effected by the employees of the Lessor at the cost of the Lessee at rates which the Lessor shall from time to time determine.

4. Public Areas The use of the Common Areas and Facilities shall be under the exclusive control of the Lessor.

5.   Emergencies and Security

     5.1 Any emergency situation shall be brought to the attention of the Lessor's security officer.

     5.2 Only the stairways and emergency exits shall be used in cases of emergency.

     5.3 Close coordination and cooperation shall be maintained between the Lessee's and Lessor's security services, for the protection of the Immovable.

     5.4 Interruption of Services - Elevator, freight elevator and escalator service in the Building may be interrupted for reasons of maintenance or emergency.

     5.5 No Smoking - Smoking in the elevators and freight elevators and Common Areas and Facilities of the Building is prohibited.

6.   Mechanical and Electrical Systems

     6.1 The maintenance of the private mechanical and electrical systems of the Lessee shall be maintained by it at its costs, unless there is an agreement to the contrary.

     6.2 The allocation of costs of supplying fluids, electrical consumption or any other source of energy shall be made by the Lessor.

7.   Vehicles and Animals

     7.1 It is prohibited to bring into the Building or the Leased Premises any animal, bicycles or vehicle except for:

               a) animals or vehicles serving as guides for the blind or otherwise handicapped persons; and

               b) vehicles which may be authorised in the parking areas, by agreement with the operator of the parking lot and pursuant to instructions from the Lessor.

8. Machinery, Equipment and Safe Except for office equipment, no machine or piece of equipment may be brought into the Building without the approval of the Lessor, who may refuse their installation or who may designate a specific area in which to place heavy objects in the Leased Premises.

9. Illegal activities by the Lessee and Peddling The Lessee shall not cause a nuisance to its neighbours and shall respect the good order and the security of the Immovable. Any peddling and soliciting in the Immovable is strictly prohibited and the Lessee agrees to cooperate with the Lessor in order to prevent such activities.

10. Sales and Types of Business The sale of merchandise and of services is prohibited without the prior approval of the Lessor.

11. Signs, Etc. The Lessee shall ensure that all signs or objects which are visible from the exterior of the Leased Premises are in accordance with instructions of the Lessor. All signs and advertising materials are prohibited.

12.  Advertising, Address

       12.1 The words 4055 Ste. Catherine West, Westmount, Quebec, H3Z 3J8 shall not be used by the Lessee except to describe the Leased Premises or to designate the address thereof.

       12.2 The Lessor reserves the right to prevent any advertising by the Lessee which might harm the security, the reputation or the operation of the Immovable, and, without limiting the generality of the foregoing, the Lessor may prohibit the Lessee from advertising any illegal activity or the sale of any illicit or objectionable product.

       12.3 The Lessor reserves the right, at any time and without notice to the Lessee, to change the address and the postal code for the Immovable.

13.  Mechanical and Electrical Systems

       13.1 Special maintenance and repair services for the mechanical and electrical systems inside the Leased Premises shall be performed only by the Lessor and these special services shall be charged to the Lessee according to rates which the Lessor shall from time to time establish.

       13.2 Air-conditioning and heating services shall be provided during Business Hours. Extra services shall be charged to the Lessee pursuant to rates set by the Lessor from time to time.

       13.3 The density of occupancy of the Leased Premises shall not exceed one (1) person per one hundred ( 100 ) square feet of Leasable Area.

14. Utilisation of Incremental or Fan-Coil units of the Air-Conditioning and Heating System

       14.1 In order to ensure the proper functioning of the air-conditioning system, the Lessee shall not utilise the incremental or fan-coil units of the air-conditioning and heating system (perimeter zone) for the storage of documents or other items, so as not to affect the operation of said units and said system.

       14.2 Any curtains mounted on the windows shall be placed so as not to impede the operation of said units and said air-conditioning system.

       14.3 The Lessee shall at all times keep outside windows closed (where applicable) and, while the air-conditioning system is operating, keep the blinds of all windows exposed to direct sunlight closed as well.

15.  Entry Doors to Leased Premises

       15.1 The Lessee shall not change the access systems without the consent of the Lessor. Should more than two keys be required for each lock, they shall be supplied by the Lessor, at the Lessee's expenses. The Lessee shall return all keys of the Leased Premises to the Lessor at the Termination of the Lease.

       15.2 The Lessor shall furnished to the Lessee, at its costs, one ( 1 ) "high disk" to access the Immovable and the elevators, for each four hundred ( 400 ) square feet of Leasable Area of the Leased Premises. Should more "high disk" be required, they shall be supplied by the Lessor, at Lessee's expenses. Every "high disk" shall remain the Lessor's property.

16. Cleaning (Housekeeping) All cleaning services for office spaces and public areas shall be performed only by the Lessor's employees, except by written agreement to the contrary.

                                  SCHEDULE "B"
                               STANDARD RESOLUTION


Excerpt from the minutes of a meeting of the Board of Directors of Millenia Hope Inc. (hereinafter referred to as the "Company") held on 27th day of December, 1997.


Be it resolved:


That the Company enters into a Lease Agreement with 9033-0176 Quebec Inc., for the premises number located in the building bearing civic number , the whole in accordance with a draft Lease which has been submitted and approved by the Board of Directors.

That Leonard Stella be duly authorised to enter into a Lease for and on behalf of the Company and to sign any and all documents necessary in order to give effect to the Lease.


I hereby certify that the foregoing is a true copy of a resolution passed in a meeting that has been called and held this th day of , , by all the Directors of the Company as stated in the minutes of the said meeting and that the said resolution is hereby still in effect.


This 27th day of December, 1997.



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secretary